                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        FIRST NATIONAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      [FIRST NATIONAL BANCORP LETTERHEAD]



February 9, 1999


To Our Shareholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Shareholders Meeting of First National Bancorp, Inc. to be held on Thursday, March 11, 1999, at 3:00 p.m. at the main office of First National Bank of Joliet at 78 North Chicago Street, Joliet, Illinois.

The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

In addition to the election of directors, there will be a report on the progress of First National Bancorp, Inc. and its subsidiary, First National Bank of Joliet.

For the first time in over 20 years, not included in the director nominees is Paul Lambrecht. Paul has reached the mandatory director retirement age. Since joining our board of directors in 1976, First National Bancorp, Inc. and First National Bank of Joliet have greatly benefited from Paul's wisdom, support, and counsel. It is with the highest level of appreciation that we recognize and thank Paul for his many contributions and years of loyal service as a director. We are very pleased that Paul has agreed to continue as director emeritus.

It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to please mark, sign, date and promptly return the enclosed BLUE proxy in the envelope provided.

Sincerely,


/s/ Kevin T. Reardon
---------------------------
Kevin T. Reardon
Chairman of the Board
and Chief Executive Officer

                    NOTICE OF THE ANNUAL SHAREHOLDERS MEETING OF
                            FIRST NATIONAL BANCORP, INC.




To the Shareholders of First National Bancorp, Inc.:


NOTICE IS HEREBY GIVEN that the Annual Shareholders Meeting of First National Bancorp, Inc. (the "Company"), will be held on Thursday, March 11, 1999, at 3:00 p.m. at the main office of the First National Bank of Joliet, 78 North Chicago Street, Joliet, Illinois, for the purpose of considering and voting upon the following matters:


     1.   The election of eleven (11) directors of the Company.

     2. The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.


The Board of Directors knows of no other business to be brought before the meeting. The close of business of the Company on Friday, February 5, 1999, has been fixed by the Board of Directors as the record date for the determination of Shareholders of the Company entitled to notice of and to vote at the Annual Shareholders Meeting and any adjournments or postponements thereof.


Dated:   February 9, 1999


                         By Order of the Board of Directors


                                  Kevin T. Reardon
                               Chairman of the Board
                            and Chief Executive Officer





                                     IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

                            FIRST NATIONAL BANCORP, INC.
                              78 NORTH CHICAGO STREET
                              JOLIET, ILLINOIS  60432

                                  PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Shareholders Meeting of First National Bancorp, Inc. (the "Company") to be held on Thursday, March 11, 1999, at 3:00 p.m. at 78 N. Chicago Street, Joliet, Illinois, and any adjournments or postponements thereof and further to inform the Shareholders concerning the use of the proxy and the business to be transacted at the meeting.

     This proxy statement and form of proxy were first mailed to the Shareholders on or about Tuesday, February 9, 1999.

     The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The proxy may be revoked at any time before it is voted whether in writing delivered to the Company stating that the proxy is revoked or by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing the proxy. The items enumerated herein constitute the only business which the Board of Directors intends to present or is informed that others will present at the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     The expenses in connection with the solicitation of proxies will be borne by the Company. Solicitation will be made by mail, but may in some cases also be made by telephone or personal calls by officers, directors or regular employees of First National Bank of Joliet who will not be specially compensated for such solicitation.

     On the record date, the Company had issued and outstanding and entitled to vote 2,420,436 shares of $10.00 par value common stock, except that 7,246 shares, or .30%, are held by the Trust Department of First National Bank of Joliet as sole Trustee and may not be voted. Only Shareholders of record at the close of business of the Company on Friday, February 5, 1999, are entitled to notice of and to vote at the Shareholders meeting. Each share of common stock entitles the holder to one (1) vote on any matter brought before the meeting except for the election of directors.

     A quorum of Shareholders is necessary to take action at the Annual Shareholders Meeting. A majority of the outstanding shares of common stock of the Company, represented in person or by proxy, will constitute a quorum of Shareholders at the Annual Shareholders Meeting. Abstentions will be considered as present for purposes of a quorum and will be considered as a no vote on any matter brought before the Shareholders. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of common stock on a particular matter, those shares will be considered as present for purposes of a quorum but will not be entitled to vote with respect to that matter. Votes cast by proxy or in person at the Annual Shareholders Meeting will be tabulated by the inspectors of election appointed for the Annual Shareholders Meeting.

     In the election for directors, each Shareholder shall have the right to vote the number of shares owned by such Shareholder for as many persons as there are directors to be elected or to cumulate such votes and give one (1) person as many votes as shall equal the number of directors to be elected multiplied by the number of such shares or to distribute such cumulative votes in any proportion among any number of persons. The eleven (11) persons receiving a plurality of the votes cast for director shall be elected as directors. For any other proposal brought before the Shareholders, a simple majority of the votes cast is required for the proposal to be approved.

     A copy of the 1998 Annual Report of the Company and its wholly owned subsidiary, the First National Bank of Joliet ("FNBJ") is enclosed and accompanies this Proxy Statement. Also enclosed is a supplement to the 1998 Annual Report containing management's report on the performance of the Company in 1998, as well as certain additional financial information.

ELECTION OF DIRECTORS

     The eleven (11) persons named below are the persons whom the Board of Directors recommends for election as directors of the Company for a term ending at the next Annual Shareholders Meeting in 2000. All of the nominees are members of the current Board of Directors of the Company.

     It is intended that all shares of common stock represented by a proxy in the accompanying form will be voted for the election of the persons listed below as directors unless authority to vote for the election of directors is withheld in such proxy. The Board of Directors has no reason to believe that any of the nominees will refuse or be unable to serve, but if any of the nominees will refuse or be unable to serve, proxies will be voted for election of other persons selected by the Board of Directors. Certain information with respect to the nominees is set forth below.

                               NOMINEES FOR DIRECTOR

                        PRINCIPAL OCCUPATION FOR THE                                      DIRECTOR OF COMPANY OR
 NAME AND AGE           PAST FIVE YEARS (1)                                                  SUBSIDIARY SINCE
 ------------           ----------------------------                                      -----------------------
 Sheldon C. Bell        President, Bell Realty, Inc.                                               1973
 (Age 64)               (Real Estate)

 George H. Buck         President, Werden Buck Company                                             1980
 (Age 50)               (Face Brick-Masonry Materials)

 Albert G. D'Ottavio    President, Secretary/Treasurer, and COO, First National                    1980
 (Age 55)               Bancorp, Inc.; President and COO, First National Bank of
                        Joliet

 Watson A. Healy        Architect                                                                  1976
 (Age 74)

 Harvey J. Lewis        Farmer                                                                     1973
 (Age 74)

 Walter F. Nolan        Member, Clifton Gunderson & Co., L.L.C.                                    1991
 (Age 58)               (Certified Public Accountant)

 Charles R. Peyla(2)    President, Illinois Securities Company                                     1973
 (Age 66)               (Insurance)

 Louis R. Peyla (2)     Chairman of the Board, Illinois Securities Company                         1983
 (Age 68)               (Insurance)

 Kevin T. Reardon(3)    Chairman of the Board and CEO, First National Bancorp, Inc.                1973
 (Age 63)               and First National Bank of Joliet

 Michael C. Reardon(3)  Senior Vice President, First National Bank of Joliet                       1994
 (Age 40)

 Howard E. Reeves       President, HOW Enterprises, Inc.                                           1980
 (Age 65)               (Land Development)

(1) All of the above named directors have been engaged in the principal occupation specified for more than five years.
(2)  Charles R. Peyla and Louis R. Peyla are brothers.
(3)  Kevin T. Reardon is the father of Michael C. Reardon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock at December 31, 1998 by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.

 NAME OF INDIVIDUALS OR                  AMOUNT AND NATURE OF     PERCENT OF
 NUMBER OF INDIVIDUALS IN GROUP        BENEFICIAL OWNERSHIP(1)          CLASS
 ------------------------------        -----------------------    ------------
 DIRECTORS

 Sheldon C. Bell                                        21,604           .89%
 George H. Buck                                         15,796           .65%
 Albert G. D'Ottavio                                    16,711           .69%
 Watson A. Healy                                        10,494           .43%
 Harvey J. Lewis                                         8,700           .36%
 Walter F. Nolan                                        38,090          1.57%
 Charles R. Peyla                                       48,848          2.02%
 Louis R. Peyla                                         42,514          1.76%
 Michael C. Reardon                                      5,791           .24%
 Kevin T. Reardon                                       45,967          1.90%
 Howard E. Reeves                                       38,014          1.57%

 All directors and executive officers                  309,096         12.77%
 of the Company and the Bank as a
 group (14 persons)

(1) All of the listed directors and executive officers exercise sole voting and investment control over the shares indicated and own the shares directly, except for the following shares: Sheldon C. Bell--jointly with spouse 3,220 shares, trust 17,172 shares; George H. Buck--custodian 84 shares; Albert G. D'Ottavio--trust 500 shares, vested interest in First National Bancorp Profit Sharing & Retirement Plan 135 shares; Watson A. Healy--trust 9,448 shares; Harvey J. Lewis--trustee 6,150 shares, spouse trustee 2,130 shares; Walter F. Nolan--jointly with spouse 15,330 shares; Charles R. Peyla--agent for the Illinois Securities Company 11,022 shares, co-trustee 35,248 shares, spouse 84 shares; Louis R. Peyla--co-trustee 36,112 shares; Kevin T. Reardon--trust 28,690 shares, spouse trust 15,242 shares, trustee 1,800 shares, vested interest in First National Bancorp Profit Sharing & Retirement Plan 135 shares; Michael C. Reardon--jointly with spouse 4,671 shares, vested interest in First National Bancorp Profit Sharing & Retirement Plan 104 shares; Howard E. Reeves--spouse 8,570 shares, trust 28,764 shares. The following executive officers named in the Summary Compensation Table are John J. Keigher--total of 6,599 shares, of which 6,474 are held jointly with spouse, and 125 shares are vested interest in First National Bancorp Profit Sharing & Retirement Plan; Jack A. Podlesny--total of 2,392 shares, of which 1,296 shares are held jointly with spouse, and 124 shares are vested interest in First National Bancorp Profit Sharing & Retirement Plan; James T. Limacher--total of 7,576 shares, of which 198 shares are held as trustee, 220 shares in trust, and 114 shares are vested interest in First National Bancorp Profit Sharing & Retirement Plan.

TRANSACTIONS WITH MANAGEMENT

     Directors and officers of the Company and its subsidiaries and their associates were customers of, and had transactions with, the Company and its subsidiaries during 1998. Additional transactions may be expected to take place in the future. All loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

     Charles R. and Louis R. Peyla each own more than a 10% interest in the Illinois Securities Company. The Company and its subsidiaries have purchased insurance policies through the Illinois Securities Company for a number of years and will continue to do so in 1999. In 1998, FNBJ paid approximately $447,900 in insurance premiums and commissions for various policies to the Illinois Securities Company.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act requires that the Company's directors, executive officers and persons who own more than 10% of the Company's common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 1998 fiscal year, the Company is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1998 through December 31, 1998.


BOARD OF DIRECTORS AND COMMITTEES OF THE COMPANY

     The Board of Directors of the Company had twelve (12) meetings in 1998. No director attended less than 80% of all such meetings. The directors of the Company do not receive any compensation for attendance at meetings of the directors of the Company. All directors of the Company also serve as directors of FNBJ and only receive compensation as directors of FNBJ.

     The Company's Board of Directors did not have any committees in 1998. The full Board of Directors considers matters pertaining to nominations to the Board.


COMPENSATION OF DIRECTORS

     Directors of the Company are not paid a fee for serving on the Company's Board. Directors of FNBJ received a fee of $2,500 per meeting of the FNBJ Board. For 1998, those Directors that are not officers of FNBJ also received $300 for each committee meeting attended and an annual fee of $2,500.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Officers of the Company are not compensated separately from their respective positions at FNBJ. The Compensation Committee of FNBJ is responsible for recommending salaries to the Board of Directors of FNBJ and establishing compensation plans and policies for the executive officers and members of management of FNBJ. The Board of Directors of FNBJ reviews and acts upon the recommendations of the Compensation Committee.

     The Compensation Committee has in the past set annual compensation recommendations by evaluating the responsibilities of the positions and the individuals' experience, performance, career progress and development. The Compensation Committee utilized Sheshunoff, Illinois Bank Administration and Bank Administration Institute surveys in the analysis of compensation levels of similarly employed individuals. The compensation of the executive officers as established by the Compensation Committee and approved by the Board of Directors of FNBJ are generally targeted in the middle of the compensation levels in these surveys. In addition, the compensation of its chief executive officer and chief operating officer are reviewed with respect to their very active roles in the performance and management of the Company and FNBJ. With respect to Mr. Kevin
T. Reardon, the Compensation Committee of FNBJ recommended and the Board of Directors of FNBJ approved an increase in his base cash compensation for 1998 from $260,000 to $275,000. With respect to Mr. Albert G. D'Ottavio, the Compensation Committee of FNBJ recommended and the Board of Directors of FNBJ approved an increase in his base cash compensation for 1998 from $210,000 to $225,000.

     In reaching a decision with respect to bonuses to be awarded, the Committee gave significant consideration to the individual contributions of the officer, the favorable operating results of the Company in 1998 and the continued success of FNBJ, with respect to earnings, return on equity, return on assets, total return to shareholders and financial condition. No precise weighting was assigned to any of these factors and the Committee believes that the performance of the Company in each area has compared favorably with similar sized bank holding companies in this geographic area. The bonuses reflect the view of the Compensation Committee that the awards were appropriate in light of the excellent performance over the past three years of the Company and FNBJ. The Compensation Committee recognized achievements of the chief executive officer and the chief operating officer in the areas of customer service, technology use and innovation, and management efficiency, but did not assign a weighting factor to any specific area. With respect to Mr. Kevin T. Reardon, Chief Executive Officer, the Compensation Committee of FNBJ recommended and its Board of Directors approved his bonus for 1998 in the amount of $225,000. With respect to Mr. Albert G. D'Ottavio, Chief Operating Officer, the Compensation Committee of FNBJ recommended and its Board of Directors approved his bonus for 1998 in the amount of $140,000.

     Neither Mr. Reardon nor Mr. D'Ottavio participated in discussions of the Compensation Committee regarding either of their compensation.

     This report is submitted on behalf of the members of the Committee:

                                  Charles R. Peyla
                                 Paul A. Lambrecht
                                  Kevin T. Reardon
                                Albert G. D'Ottavio
                                  Howard E. Reeves

     THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE PRECEDING REPORT UNLESS SUCH REPORT IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a Compensation Committee and no compensation is paid by the Company to any officer. However, Kevin T. Reardon and Albert G. D'Ottavio, Chief Executive Officer and Chief Operating Officer, respectively, do serve on the Compensation Committee of FNBJ. They do not participate in any discussions and they abstain from any vote of the Compensation Committee regarding either of their compensation as officers of FNBJ. The Company's Board of Directors had no compensation committee interlocks with any other entity.


EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted for the past three fiscal years to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the 1998 fiscal year.


                             SUMMARY COMPENSATION TABLE


                                                                                      LONG TERM COMPENSATION
                                                                               --------------------------- ----------
                                            ANNUAL COMPENSATION                          AWARDS             PAYOUTS
                                  -------------------------------------------  --------------------------- ----------
                (a)                 (b)       (c)        (d)         (e)          (f)           (g)          (h)         (i)
                                                                  Other                     Securities
                                                                  Annual      Restricted    Underlying      LTIP       All Other
Name And Principal                                                Compen-       Stock       Options/       Payouts      Compen-
Position                            Year    Salary($)   Bonus($)  sation($)    Award(s)     SARs (#)        ($)        sation($)*
--------------------------------- -------- ----------- ---------- ---------- ------------- -------------- ----------   ---------
Kevin T. Reardon                    1998      275,000    225,000     -0-          -0-           -0-          -0-       14,020.00
Chairman of the Board, CEO and      1997      260,000    200,000     -0-          -0-           -0-          -0-        4,750.00
Director of First National          1996      246,000    180,000     -0-          -0-           -0-          -0-        4,500.00
Bank of Joliet

Albert G. D'Ottavio                 1998      225,000    140,000     -0-          -0-           -0-          -0-       14,032.00
President, COO and Director of      1997      210,000    125,000     -0-          -0-           -0-          -0-        4,709.00
First National Bank of Joliet       1996      198,000    112,000     -0-          -0-           -0-          -0-        4,626.00

John J. Keigher                     1998      119,000     30,000     -0-          -0-           -0-          -0-       12,370.00
Senior Vice President of            1997      113,000     30,000     -0-          -0-           -0-          -0-        3,675.00
First National Bank of Joliet       1996      108,000     30,000     -0-          -0-           -0-          -0-        3,528.00

Jack A. Podlesny                    1998      118,000     30,000     -0-          -0-           -0-          -0-       12,399.00
Senior Vice President and Cashier   1997      112,000     40,000     -0-          -0-           -0-          -0-        3,583.00
of First National Bank of Joliet    1996      108,000     10,000     -0-          -0-           -0-          -0-        3,500.00

James T. Limacher                   1998      106,000     30,000     -0-          -0-           -0-          -0-       10,797.00
Senior Vice President of First      1997      100,000     30,000     -0-          -0-           -0-          -0-        2,853.00
National Bank of Joliet             1996       94,000     30,000     -0-          -0-           -0-          -0-        3,239.00
================================= ======== =========== ========== =========== ============ ============ ============ ============

(*) In 1998, the Company established the Profit Sharing Retirement Plan (a defined contribution plan) to replace the Company's Pension Plan (a defined benefit plan) that was discontinued. For 1998, the amounts shown above include the Company's contribution to the Profit Sharing Retirement Plan and to the 401K Plan. For 1997 and 1996, the amounts shown above include only the 401K Plan contribution since Pension Plan benefits were reportable in a separate schedule in the 1997 and 1996 proxy statements.

     THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING PERFORMANCE GRAPH AND RELATED INFORMATION UNLESS SUCH GRAPH AND RELATED INFORMATION IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The following chart illustrates the cumulative total return over the five year period from January 1, 1994 through December 31, 1998 based on a $100 investment made as of December 31, 1993. For purposes of the $100 invested in company common stock, it is assumed the dividends received during the five year measurement period were reinvested at the then current trading price for Company common stock. The cumulative total return also reflects the change in share price between the beginning and end of the measurement period. Changes in the NASDAQ Stock Market Composite and NASDAQ Bank indices over the same five year measurement period using an equal $100 investment made as of December 31, 1993 are presented to provide general comparisons to both a broad equity market index and a specific industry (banking) index.



                                    [GRAPH]





              CUMULATIVE TOTAL RETURN (MEASURED AS OF 12/31)*
                                1993  1994   1995  1996   1997   1998
                                ----  ----   ----  ----   ----   ----
      First National Bancorp    $100  $118   $147  $178   $246   $288
      NASDAQ Bank Index         $100  $102   $147  $185   $302   $266
      NASDAQ Composite          $100  $97    $136  $167   $203   $283

               *  Total return assumes reinvestment of dividends

INDEPENDENT PUBLIC ACCOUNTANTS

     The appointment of independent public accountants is approved annually by the Board of Directors. The Board of Directors has authorized the engagement of Crowe, Chizek and Company LLP ("Crowe Chizek") as its independent public accountants for the fiscal year 1999. Crowe Chizek was retained in 1998 by the Company under a one (1) year contract for the purposes of performing, in accordance with generally accepted auditing standards, the audit of the Company's consolidated financial statements and will continue to serve in 1999 under similar terms. Crowe Chizek has served as the independent public accountants of the Company since 1996. If the appointment of Crowe Chizek is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors.

     In 1998, representatives from Crowe Chizek met quarterly with the Trust Audit Committee of FNBJ and the internal auditors. Crowe Chizek also met annually with the Examining & Audit Committee of FNBJ and the internal auditors. Results of all audit work performed during those periods was reviewed.

     A representative of Crowe Chizek is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.


SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

       Any proposals of Shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Chairman of the Company at its principal executive offices at 78 North Chicago Street, Joliet, Illinois 60432 on or before November 10, 1999, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting.


OTHER BUSINESS

       The Board of Directors know of no other matters to be brought before the Annual Shareholders Meeting. If any other matters should properly come before the meeting, the persons named in the proxy will have the discretion to vote the proxy in accordance with their best judgment on those matters.


                         BY ORDER OF THE BOARD OF DIRECTORS
                                  Kevin T. Reardon
                               Chairman of the Board
                            and Chief Executive Officer

Joliet, Illinois
February 9, 1999


A COPY OF THE 1998 FORM 10-K (THE ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION) IS AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST
TO: MR. KEVIN T. REARDON, CHAIRMAN OF THE BOARD, FIRST NATIONAL BANCORP, INC., 78 NORTH CHICAGO STREET, JOLIET, ILLINOIS 60432.

                            FIRST NATIONAL BANCORP, INC.
                  78 North Chicago Street, Joliet, Illinois  60432

                      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED
                               PRIOR TO ITS EXERCISE

                 PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Shareholder or Shareholders of First National Bancorp, Inc., ("Company"), do hereby nominate, constitute and appoint KEVIN T. REARDON and ALBERT G. D'OTTAVIO or any one of them (with substitution, for me or us and in my or our name, place and stead) to vote all the shares of common stock of the Company, standing in my or our name, on the Company's books as of the close of its business on Friday, February 5, 1999, at the Annual Meeting of Shareholders of the Company to be held at the office of First National Bank of Joliet, 78 North Chicago Street, Joliet, Illinois, on Thursday, March 11, 1999 at 3:00 p.m., or any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present. The shares are to be voted in accordance with my or our directions as follows:

1. The election of the eleven (11) persons listed below and in the Company's Proxy Statement dated February 9, 1999, as directors of the Company:

          FOR (    )                         WITHHOLD (    )


       Sheldon C. Bell       Harvey J. Lewis        Michael C. Reardon
       George H. Buck        Walter F. Nolan        Kevin T. Reardon
       Albert G. D'Ottavio   Charles R. Peyla       Howard E. Reeves
       Watson A. Healy       Louis R. Peyla

YOU MAY INDICATE YOUR DESIRE TO WITHHOLD AUTHORITY TO VOTE FOR ANY PERSON BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY PERSON.

     The Board of Directors recommends a vote "FOR" the election of the above listed persons as directors of the Company.

                                       (over)

2. Such other business as may be properly brought before the meeting or any adjournments or postponements thereof.

     If any other business is properly brought before said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.



     -------------------------          ---------------------------
     (Signature of Shareholder          (Signature of Shareholder
     or Shareholders)                   or Shareholders)

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


DATED: _______________________ , 1999